UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): May 26, 2021

AMERICAN TOWER CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-14195	65-0723837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

116 Huntington Avenue
Boston, Massachusetts 02116
(Address of Principal Executive Offices) (Zip Code)

(617) 375-7500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AMT	New York Stock Exchange
1.375% Senior Notes due 2025	AMT 25A	New York Stock Exchange
1.950% Senior Notes due 2026	AMT 26B	New York Stock Exchange
0.450% Senior Notes due 2027	AMT 27C	New York Stock Exchange
0.500% Senior Notes due 2028	AMT 28A	New York Stock Exchange
0.875% Senior Notes due 2029	AMT 29B	New York Stock Exchange
1.000% Senior Notes due 2032	AMT 32	New York Stock Exchange
1.250% Senior Notes due 2033	AMT 33	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of American Tower Corporation (the “Company”) was held virtually on May 26, 2021. At the Annual Meeting, the Company's stockholders elected twelve individuals to the Board of Directors (the “Board”), approved Proposals 2 and 3 and rejected Proposals 4 and 5. The proposals are described in more detail in the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 14, 2021.

The final results of the stockholder voting regarding each proposal were as follows:

1. Election of the following directors for the ensuing year or until their successors are elected and qualified.

Nominee	Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes
Thomas A. Bartlett	372,123,996	2,152,610	464,133	23,818,165
Raymond P. Dolan	356,242,269	18,031,843	466,627	23,818,165
Kenneth R. Frank	373,882,512	391,565	466,662	23,818,165
Robert D. Hormats	369,598,501	4,672,715	469,523	23,818,165
Gustavo Lara Cantu	356,567,911	17,706,882	465,946	23,818,165
Grace D. Lieblein	372,919,780	1,368,733	452,226	23,818,165
Craig Macnab	366,277,366	7,997,732	465,641	23,818,165
JoAnn A. Reed	360,350,376	13,936,512	453,851	23,818,165
Pamela D.A. Reeve	354,577,850	19,709,788	453,101	23,818,165
David E. Sharbutt	352,221,210	22,050,800	468,729	23,818,165
Bruce L. Tanner	372,882,924	1,388,569	469,246	23,818,165
Samme L. Thompson	357,884,961	16,390,082	465,696	23,818,165

2. Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2021.

Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes
381,098,018	17,247,979	212,907	—

3. Approval, on an advisory basis, of the Company’s executive compensation.

Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes
352,245,284	21,389,276	1,106,179	23,818,165

4. Consideration of a stockholder proposal regarding the ownership threshold required to call a special meeting.

Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes
158,093,866	216,296,087	350,786	23,818,165

5. Consideration of a stockholder proposal regarding the creation of a human rights oversight committee of the Board.

Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes
18,671,309	352,998,844	3,070,586	23,818,165

Item 8.01    Other Events.

On May 27, 2021, the Company issued a press release (the “Press Release”) announcing that the Board declared a cash distribution of $1.27 per share of the Company’s common stock, payable on July 9, 2021 to the stockholders of record at the close of business on June 18, 2021.

A copy of the Press Release is filed herewith as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

99.1	Press Release, dated May 27, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN TOWER CORPORATION
(Registrant)

Date:	May 27, 2021	By:	/s/ Rodney M. Smith
Rodney M. Smith
Executive Vice President, Chief Financial Officer and Treasurer